Exhibit 4.1

QA

QAD

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 74727D 30 6

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.001 PAR VALUE, OF

QAD INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

QAD INC. CORPORATE SEAL 1997 DELAWARE

CHIEF EXECUTIVE OFFICER AND ASSISTANT TREASURER

CHAIRMAN OF THE BOARD AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America
711 ARMSTRONG LANE	PROOF OF: DECEMBER 1, 2010
COLUMBIA, TENNESSEE 38401	QAD INC.
(931) 388-3003	WO 2781 LOT 1 FC
SALES: HOLLY GROWER 931-490-7660	OPERATOR: JB
NEW

COLORS SELECTED FOR PRINTING: Logo SCANNED FOR PROOFING PURPOSES. INTAGLIO PRINT IN SC-7 DARK BLUE.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable Jaws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	..........................	Custodian	...........................
TEN ENT	-	as tenants by the entireties			(Cust)		(Minor)
JT TEN	-	as joint tenants with			under Uniform Gifts to Minors
		right of suviviorship and not as			Act .................................................................
		tenants in common				(State)
			UNIF GIFT MIN ACT	-	..........................	Custodian (until age).......)
(Cust)
					..........................	under Uniform Transfers
(Minor)
to Minors Act...............................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Classroom A common stock represented by the within Certificate, and do herby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power to substitution in the premises.

Dated _______________________________

X
X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad - 15

ABnote North America
711 ARMSTRONG LANE	PROOF OF: DECEMBER 1, 2010
COLUMBIA, TENNESSEE 38401	QAD INC.
(931) 388-3003	WO 2781 LOT 1 BK
SALES: HOLLY GROWER 931-490-7660	OPERATOR: JB
NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

QB

QAD

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 74727D 20 7

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK, $.001 PAR VALUE, OF

QAD INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER AND ASSISTANT TREASURER

QAD INC. CORPORATE SEAL 1997 DELAWARE

CHAIRMAN OF THE BOARD AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America
711 ARMSTRONG LANE	PROOF OF: DECEMBER 1, 2010
COLUMBIA, TENNESSEE 38401	QAD INC.
(931) 388-3003	WO 2781 LOT 2 FC
SALES: HOLLY GROWER 931-490-7660	OPERATOR: JB
NEW

COLORS SELECTED FOR PRINTING: Logo SCANNED FOR PROOFING PURPOSES. INTAGLIO PRINT IN SC-15 MAROON.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable Jaws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	..........................	Custodian	...........................
TEN ENT	-	as tenants by the entireties			(Cust)		(Minor)
JT TEN	-	as joint tenants with			under Uniform Gifts to Minors
		right of suviviorship and not as			Act .................................................................
		tenants in common				(State)
			UNIF GIFT MIN ACT	-	..........................	Custodian (until age).......)
(Cust)
					..........................	under Uniform Transfers
(Minor)
to Minors Act...............................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Classroom B common stock represented by the within Certificate, and do herby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power to substitution in the premises.

Dated _______________________________

X
X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad6 - 15

ABnote North America
711 ARMSTRONG LANE	PROOF OF: DECEMBER 1, 2010
COLUMBIA, TENNESSEE 38401	QAD INC.
(931) 388-3003	WO 2781 LOT 2 BK
SALES: HOLLY GROWER 931-490-7660	OPERATOR: JB
NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF